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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      March 7, 1996
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                                MBf USA, Inc.
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             (Exact name of registrant as specified in its charter)


       Maryland                      0-17458                   73-1326131
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(State of or other                (Commission                  (IRS Employer
jurisdiction of                   File Number)                  Identification
incorporation)                                                  Number)


500 Park Boulevard, Suite 1260, Itasca, Illinois               60143
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(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (708) 285-9191
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N/A
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(Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         MBf USA, Inc. (the "Company") announced on March 7, 1996 financial results including record revenues for the year ended December 31, 1995 of $43,258,125, a 20% increase over 1994 revenues of $36,008,062.

         The Company also reported a net loss for 1995 of $4,864,404 compared to net income of $1,000,530 for 1994. Of the loss, $4,295,608, occurred in the first half of 1995 and included a $1,808,757 charge related to the Company's management and business restructuring which was completed by June 30, 1995. After a change in management, losses declined in the second half of 1995, resulting in third and fourth quarter losses of $417,320 and $151,476, respectively.
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EXHIBITS

         99.     ADDITIONAL EXHIBITS.

                 1.       Press Release dated March 7, 1996.
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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        MBf USA, Inc.
                                        (Registrant)



DATE:  March 14, 1996                   By:       /s/ Edward J. Marteka
                                                  ----------------------------
                                        Name:     Edward J. Marteka
                                        Title:    President